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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 4, 1999, except for Note 14, for which the date is May 13, 1999, relating to the financial statements of drkoop.com, Inc., which appear in Amendment No. 3 to the Registration Statement on Form S-1 filed on June 4, 1999 (File No. 333-73459).



/s/ PricewaterhouseCoopers LLP

Austin, Texas
November 30, 1999

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